CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Post-Effective Amendment #649/651 to the Registration Statement on Form N-1A of Advisors Series Trust and to the use of our report dated January 29, 2015 on the financial statements and financial highlights of the PIA BBB Bond Fund and the PIA MBS Bond Fund, each a series of Advisors Series Trust.   Such financial statements and financial highlights appear in the 2014 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information.

/s/ TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 30, 2015

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Post-Effective Amendment #649/651 to the Registration Statement on Form N-1A of Advisors Series Trust and to the use of our report dated January 29, 2015 on the financial statements and financial highlights of the PIA Short-Term Securities Fund, a series of Advisors Series Trust.   Such financial statements and financial highlights appear in the 2014 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information.

/s/ TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 30, 2015

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Post-Effective Amendment #649/651 to the Registration Statement on Form N-1A of Advisor Series Trust with respect to the filing of the Prospectus and Statement of Additional Information for PIA Short Duration Bond Fund, a series of Advisor Series Trust.

/s/TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 30, 2015

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Post-Effective Amendment #649/651 to the Registration Statement on Form N-1A of Advisors Series Trust and to the use of our report dated January 29, 2015 on the financial statements and financial highlights of the PIA High Yield Fund, a series of Advisors Series Trust.   Such financial statements and financial highlights appear in the 2014 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information.

/s/ TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 30, 2015